SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Connecticut Water Service, Inc.

93 West Main Street
Clinton, Connecticut 06413-1600

March 19, 2002

Dear Shareholder:

       You are cordially invited to the Annual Meeting of Shareholders of Connecticut Water Service, Inc., scheduled to be held on April 26, 2002, at The Saybrook Point Inn, 2 Bridge Street, Old Saybrook, Connecticut, beginning at 2:00 PM. If you plan to attend, please call 1-800-428-3985, Extension 3012, and leave your name, address and telephone number. Directions for the meeting are printed on the back of the proxy statement. Your Board of Directors and executive officers look forward to personally meeting you.

       At the meeting, you will be asked to elect five directors, to appoint independent auditors for the calendar year ending December 31, 2002, and to amend the Company’s Performance Stock Program.

       In addition to the specific matters to be voted on, there will be a report on the progress of the Company and an opportunity for you to ask questions of general interest to shareholders. Important information is contained in the accompanying proxy statement which you are urged to carefully read.

       It is important that your shares are represented and voted at the meeting, regardless of the number you own or whether you attend. Accordingly, please vote by mail, telephone, or internet. It is also very helpful to us if you would call and let us know if you plan to attend.

       Your interest and participation in the affairs of the Company are appreciated.

Sincerely,

Marshall T. Chiaraluce
Chairman, President and CEO

CWS-PR-02

Notice of Annual Meeting of Shareholders
General Information
Voting of Shares
PROPOSAL (1) -- ELECTION OF DIRECTORS
Committees
Report of the Audit Committee Addressing Specific Matters
Director Compensation
Certain Relationships and Related Transaction
Section 16(a) Beneficial Ownership Reporting Compliance
Management Compensation
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Retirement Plans
Employment Contracts, Change-in-Control, and Termination Arrangements
COMPENSATION COMMITTEE REPORT
Executive Compensation Principles
Executive Compensation Program
Chief Executive Officer Compensation
COMPENSATION COMMITTEE GRAPH
Security Ownership of Certain Beneficial Owners and Management
PROPOSAL (2) -- RATIFICATION OF APPOINTMENT OF AUDITORS
PROPOSAL (3) -- APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CONNECTICUT WATER SERVICE, INC. PERFORMANCE STOCK PROGRAM
OTHER MATTERS
Deadlines Related to Shareholder Proposals for the 2003 Annual Meeting

CONNECTICUT WATER SERVICE, INC.

Notice of Annual Meeting of Shareholders

The Saybrook Point Inn, 2 Bridge Street, Old Saybrook, Connecticut

Notice is hereby given that the Annual Meeting of Shareholders of Connecticut Water Service, Inc. (the “Company”) will be held on April 26, 2002, 2:00 PM, at The Saybrook Point Inn, 2 Bridge Street, Old Saybrook, Connecticut, for the following purposes:

1.	To elect five (5) directors;

2.	To ratify the appointment of Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 2002;

3.	To consider a proposal to amend and restate the Company’s Performance Stock Program; and

4.	To transact such other business as may properly come before the meeting.

Only holders of the Company’s Common Stock and its Cumulative Preferred Stock — Series A of record at the close of business on March 1, 2002 are entitled to notice of and to vote at this meeting.

Shareholders are welcome to attend the meeting in person.

By order of the Board of Directors,

Michele G. DiAcri, Secretary

March 19, 2002

-i-

CONNECTICUT WATER SERVICE, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2002

General Information

The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at The Saybrook Point Inn, 2 Bridge Street, Old Saybrook, Connecticut, on April 26, 2002, at 2:00 PM.

Voting of Shares

Only holders of the Company’s Common Stock and its Cumulative Preferred Stock — Series A of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the meeting. On March 1, 2002, the Company had outstanding 7,618,927 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock — Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock — Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

Whether or not you plan to attend the meeting, please use one of three voting options:

•	Mail — You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominees and mail it in the envelope provided.

•	Telephone — If you live in the U.S. or Canada, you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card.

•	Internet — If you have internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may do this by granting a later-dated proxy, submitting a later vote by telephone or computer, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked, unless you specifically request it. You may change your proxy instructions for beneficially held shares by submitting new voting instructions to your broker or nominee.

Proxy solicitation costs will be paid by the Company. In addition to this solicitation by mail being made initially on or about March 19, 2002, officers and regular employees of the Company may make solicitations by telephone, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at an estimated cost of $4,500, plus expenses, which will be paid by the Company.

PROPOSAL (1) — ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a Board of no less than nine or more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. The directors are divided into three classes, I, II, and III, as nearly equal in number as practicable, with members to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings.

The Board of Directors selected the five nominees listed below for election; three are regularly-elected Class II nominees. One Class II nominee, Mr. Kachur, and one Class III nominee, Ms. Wallace, are new to the Company. Of the remaining directors, the Class I terms of Messrs. Chiaraluce, Neal, and Reeds and Ms. Hincks expire in 2004. The Class III terms of Messrs. Engle and Wilbur, and Mesdames Thibdaue and Wallace expire in 2003. The Board of Directors has determined to fix the number of directorships for the ensuing year at twelve. Mr. Kachur’s nomination is proposed to fill a vacancy created by Harold E. Bigler, Jr., who will retire from Board service in April 2002. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Ms. Hanley and Messrs. Kachur, Lengyel, and Lentini as Class II directors and Ms. Wallace as a Class III director. If any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person(s). Under Connecticut law, directors are elected by a plurality of the votes cast. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not counted as votes for or against the election of directors. Broker non-votes and abstentions are, therefore, not counted as votes cast and have no effect.

Class I — Directors Continuing in Office Whose Terms Expire in 2004.

Marshall T. Chiaraluce, age 59, has been a director since 1992. He is Chairman of the Board of Directors, President, and Chief Executive Officer of the Company.

Marcia L. Hincks, age 66, presently serves on the Audit (Chairman), Compensation, and Strategic Planning Committees and has been a director since 1983. She retired as Vice President and Senior Counsel of Aetna Life & Casualty in December 1993.

Robert F. Neal, age 67, presently serves on the Compensation (Chairman), Pension Trust, and Strategic Planning Committees and has been a director since 1990. He retired as Senior Vice President-Network Services of Southern New England Telecommunications Corporation in June 1994.

Arthur C. Reeds, age 57, presently serves on the Corporate Governance, Finance, and Pension Trust (Chairman) Committees and has been a director since 1999. He has been Senior Investment Officer for the Hartford Foundation for Public Giving since September 2000. He is also a Director of U. S. Allianz Funds, a mutual fund. From August 1999 to March 2000, he served as the CEO and as a Director of Conning Corporation, an investment banking firm. He was the Chief Investment Officer at Cigna Corporation until his retirement from Cigna in November 1997.

Class II — Nominee for Election at this Meeting for Term Expiring in 2005

Mark G. Kachur, age 58, is a nominee for the Board of Directors. He has been Chairman, President and Chief Executive Officer of CUNO, Inc. (filter manufacturer) since 1997.

Class II — Directors Continuing in Office Whose Terms Expire in 2005.

Mary Ann Hanley, age 44, presently serves on the Corporate Governance and Strategic Planning Committees and has been a director since 1999. She is Assistant to the President of St. Francis Hospital & Medical Center and Director of The Valencia Society, the endowment fund for the hospital. From January 1995 to February 1998, she was legal counsel to the Governor’s Office, State of Connecticut.

Ronald D. Lengyel, age 63, presently serves on the Audit and Corporate Governance Committees and has been a director since 1999. He is Chairman of the Board and Treasurer of Naugatuck Valley Savings & Loan Association.

David A. Lentini, age 55, presently serves on the Finance and Pension Trust Committees and has been a director since 2001. He retired in December 2001 as Senior Vice President of Webster Bank where he served since December 1999. From May 1993 to November 1999, he was President, Chief Executive Officer and Chairman of New England Community Bancorp, Inc., a multi-bank holding company.

Class III — Nominee for Election at this Meeting for Term Expiring in 2003

Carol P. Wallace, age 46, is a nominee for the Board of Directors. She has been President and Chief Executive Officer of Cooper Instrument Corporation, a manufacturer of handheld temperature instruments, since 1994.

Class III — Directors Continuing in Office Whose Terms Expire in 2003.

Roger Engle, age 63, serves on the Corporate Governance and Strategic Planning Committees and has been a director since 2000. He retired as President of Crystal Water Utilities Corporation/ The Crystal Water Company of Danielson in January 2000. He also is a Director of the Savings Institute of Willimantic, Connecticut, a mutual savings bank.

Lisa Thibdaue, age 48, serves on the Audit and Strategic Planning Committees and has been a director since 2000. She has been the Vice President, Rates, Regulatory Affairs and Compliance at Northeast Utilities since 1998. From 1996 to 1997, she was Executive Director, Rates and Regulatory Affairs at Consumers Energy, a natural gas and electric utility located in Michigan.

Donald B. Wilbur, age 59, presently serves on the Compensation, Corporate Governance (Chairman) and Strategic Planning Committees and has been a director since 1993. He is Plant Manager of Unilever HPC, USA, a personal products manufacturer, and is a Director of Middlesex Hospital and a Director of Liberty Bank.

       With the exception of Ms. Hanley, who was formerly legal counsel to the Governor’s Office, State of Connecticut, from January 1995 to February 1998, Mr. Reeds, who retired from Cigna Corporation in November 1997, and Mr. Lentini, who was formerly President/ CEO and Chairman of New England Community Bancorp, Inc. from May 1993 to November 1999, each director listed above has had the same employment for more than the past five years either in the position indicated or in other similar or executive capacities with the same company or a predecessor.

Committees

       The Company’s Board of Directors met five times during 2001. In addition, the Company has a number of committees, including an Audit Committee, a Compensation Committee, a Corporate Governance Committee, a Finance Committee, a Pension Trust Committee, and a Strategic Planning Committee, which each met periodically during the year. In 2001, directors attended more than 75% of the aggregate number of meetings of the Board and Committees on which they served while they were directors, except Mr. Lentini who attended 63% of the aggregate number of meetings of the Board and Committees on which he served.

       The Audit Committee, composed of Ms. Hincks (Chairman) and Messrs. Lengyel, Reeds and Ms. Thibdaue, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company, and recommends annually the appointment of independent auditors for the upcoming year. The Committee met twice during 2001.

       The Corporate Governance Committee, composed of Ms. Hanley and Messrs. Engle, Lengyel, Reeds, and Wilbur (Chairman), recommends director nominees to the Board of Directors, reviews the overall effectiveness of the Board, and advises the Board on chief executive officer succession issues. The Committee met twice during 2001.

       The Compensation Committee, composed of Ms. Hincks and Messrs. Bigler, Neal (Chairman) and Wilbur, makes recommendations to and advises the Board of Directors on officer compensation and the promotion and hiring of officers, reviews Company fringe benefit plans other than retirement plans, and administers the Performance Stock Program. The Committee met twice during 2001.

       The Finance Committee, composed of Messrs. Bigler, Lentini, Neal, and Reeds, makes recommendations to and advises the Board of Directors on financial policy issues and the issuance of securities. The Committee met once during 2001.

       The Pension Trust Committee, composed of Messrs. Bigler, Lentini, Neal, and Reeds (Chairman), reviews the Pension Trust Fund of The Connecticut Water Company Employee Retirement Fund, the VEBA Trust Fund for retiree medical benefits, and the Supplemental Executive Retirement Program, reviews and determines actuarial policies and investment guidelines, and selects the investment managers. The Committee met four times during 2001.

       The Strategic Planning Committee, composed of Mesdames Hanley, Hincks, and Thibdaue and Messrs. Bigler, Engle, Neal, and Wilbur, oversees the preparation and implementation of the Company’s Strategic Plan. The Committee met once during 2001.

       Pursuant to the Company’s Bylaws, nominations for directors may be made by any shareholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a shareholder shall be made only if a shareholder has given proper and timely notice in writing to the Secretary of the Company of a shareholder’s intent to make such nomination. To be timely, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of shareholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of shareholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to shareholders. Each notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company’s books, of the shareholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the shareholder; (d) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any notice of nominations for consideration at the 2003 Annual Meeting must be received by the Company’s Secretary by the close of business on December 27, 2002. The presiding officer at the meeting shall determine if the facts warrant a determination that such nomination was not made in accordance with the provisions of the Company’s Bylaws, and if the officer should so determine, he shall so declare to the meeting and any nominations not properly made shall be disregarded.

Report of the Audit Committee Addressing Specific Matters

       On April 28, 2000, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. Each member of the Audit Committee is considered an “independent director” for purposes of the NASD’s listing standards. In connection with the preparation and filing of the Company’s audited financial statements for the fiscal year ended December 31, 2001 (the “audited financial statements”), the Audit Committee performed the following functions:

•	The Audit Committee reviewed and discussed the audited financial statements with senior management and Arthur Andersen LLP, the Company’s independent auditors.

•	The Audit Committee also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

•	The Audit Committee received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Arthur Andersen LLP its independence from the Company, including whether the provision of non-audit services by Arthur Andersen LLP to the Company is consistent with maintaining the auditors’ independence.

Based upon functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE

Marcia L. Hincks (Chairman)

Ronald D. Lengyel
Arthur L. Reeds
Lisa Thibdaue

[THIS SPACE INTENTIONALLY LEFT BLANK]

Director Compensation

       Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Following is the current listing of fees paid to Board members.

	Fee for each regular	Fee for each special		Annual
	meeting of the Board	meeting of the Board	Annual retainer	retainer for
	and each regular	and each special	for each	committee
Company	committee meeting	committee meeting	Board Member	chairs
Connecticut Water Service, Inc.	$250	$300	None	None

The Connecticut Water Company	$450	$500	$5,000	$800

       Mr. Chiaraluce, Chairman, President, and Chief Executive Officer, receives the same retainer and meeting fees as other directors; he does not receive a fee for committee meetings. Mr. Chiaraluce’s retainer and meeting fees are included in the Summary Compensation Table on Page 10. Directors who are not officers are not entitled to retirement benefits from the Company.

       Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited on a monthly basis to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 2001, two Directors elected to participate in the Plan. Three of the Company’s retired directors are currently receiving payments under the Plan.

Certain Relationships and Related Transaction

       Mr. Engle retired as President of Crystal Water Utilities Corporation/ The Crystal Water Company of Danielson on December 31, 1999, having served in that position since 1978. As part of the arrangements relating to the Company’s acquisition of Crystal Water Utilities Corporation/ The Crystal Water Company of Danielson on September 29, 1999, the Company entered into an employment/consulting agreement with Mr. Engle which covered his employment for the three-month period prior to his retirement and which provides that, beginning January 1, 2000, Mr. Engle will receive a $16,000 annual consulting fee from The Crystal Water Company of Danielson. This consulting agreement will terminate on the earlier of December 31, 2009 or Mr. Engle’s death or resignation. Upon completion of the consulting agreement, Mr. Engle will receive a $16,000 annual supplemental retirement benefit until his death.

Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company’s equity securities are required to file reports of their transactions in the Company’s equity securities with the Securities and Exchange Commission on specified due dates. In 2001, reports of transactions by all directors, officers and such beneficial holders were timely filed, except a late-filed Form 3 for David A. Lentini, reporting an acquisition of 1,000 shares of the Company’s Common Stock. In making this statement, the Company has relied on the written representations of its directors, officers, and five percent shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

Management Compensation

       The following tabulation sets for the total compensation paid by the Company and The Connecticut Water Company during 2001, 2000, and 1999 to each of the executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 2001. The Company has no employees. All officers are employees of The Connecticut Water Company and all of their compensation is paid by The Connecticut Water Company.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
					Other Annual	Restricted	Securities
Name &					Compen-	Stock	Underlying	Cash
Principal Position	Year	Salary($)		Bonus($)	sation($)(1)	Awards($)(2)	Options(#)	Units($)

Marshall T. Chiaraluce,	2001	280,500	(3)	–0–	3,400	123,493	74,232	–0–
Chairman,	2000	275,500	(3)	–0–	3,400	70,587	43,346	–0–
President/CEO	1999	253,500	(3)	–0–	4,910	66,164	35,223	–0–

David C. Benoit,	2001	160,000		–0–	3,200	14,148	38,693	30,984
VP-Finance/ CFO	2000	152,500		–0–	3,050	32,227	22,426	–0–
	1999	141,000		–0–	2,820	26,626	17,970	–0–

James R. McQueen	2001	150,500		–0–	3,010	31,219	35,911	13,770
VP, Engineering &	2000	144,500		–0–	2,890	28,469	20,970	–0–
Planning	1999	139,000		–0–	2,780	26,626	17,040	–0–

Terrance P. O’Neill,	2001	151,000		–0–	3,020	15,588	35,911	25,071
VP, Operations	2000	145,000		–0–	2,900	28,469	20,970	–0–
	1999	139,000		–0–	2,780	26,626	17,040	–0–

Maureen P. Westbrook,	2001	153,000		–0–	3,060	18,708	35,911	22,818
VP, Administration &	2000	147,000		–0–	2,940	28,469	20,970	–0–
Government Affairs	1999	123,500		–0–	2,197	26,626	17,040	–0–

(1)	Employer matching contributions under The Savings Plan of the Connecticut Water Company.

(2)	The values shown in the table above are based on shares actually earned in the given year, valued at the closing market price of the Company’s common stock on the date vested: 2001 vested on February 13, 2002, 2000 vested on February 14, 2001, and 1999 vested on February 17, 2000. The value of the full number of shares of restricted stock and cash units initially allocated to Messrs. Chiaraluce, Benoit, McQueen, and O’Neill and Ms. Westbrook was $111,943, $51,178, $45,130, $45,130, $45,130, respectively in 2001; $108,158, $49,448, $43,604, $43,604, $43,604 respectively in 2000; and $104,500, $42,129, $42,129, $42,129, and $42,129 respectively in 1999; Mr. O’Neill chose not to defer. Pursuant to the Company’s Amended and Restated Performance Stock Program, Messrs. Chiaraluce, Benoit, McQueen, and Westbrook elected to defer 100%, 20%, 50%, and 20% respectively for 2001; and 100%, 50%, 70%, and 0% respectively of their 2000 and 1999 awards. At December 31, 2001 and prior to partial vesting (due to meeting some but not all performance goals) on February 13, 2002, Mr. Chiaraluce owned 5,483 shares of restricted stock with an aggregate value of $162,132; Mr. Benoit owned 501 shares of restricted stock with an aggregate value of $14,815; Mr. McQueen owned 1,105 shares of restricted stock with an aggregate value of $32,675; Mr. O’Neill owned 552 shares of restricted stock with an aggregate value of $16,323; and Ms. Westbrook owned 663 shares of restricted stock with an aggregate value of $19,605. Dividends are paid on restricted stock. These amounts are restated to include additional shares received as a result of the Company’s September 10, 2001 three-for-two stock split.

(3)	This amount includes Mr. Chiaraluce’s fees as a director of the Company.

Option Grants in Last Fiscal Year

       The following table shows certain information regarding stock options granted under the Company’s Performance Stock Program to the individuals named in the Summary Compensation Table during the fiscal year ended December 31, 2001.

		% of Total			Potential Realizable
	Number of	Options			Value at Assumed
	Securities	Granted to			Annual Rates of Stock
	Underlying	Employees	Exercise		Price Appreciation for
	Options	in Fiscal	Price	Expiration	10-Year Option Term(2)
	Granted(#)	Year	($/share)	Date(1)	5%($)	10%($)
Marshall T. Chiaraluce	9,212	27.29%	$27.945	12/05/11	$161,896	$410,276

David C. Benoit	5,054	14.97%	$27.945	12/05/11	$88,821	$225,091

James R. McQueen	4,456	13.20%	$27.945	12/05/11	$78,312	$198,457

Terrance P. O’Neill	4,456	13.20%	$27.945	12/05/11	$78,312	$198,457

Maureen P. Westbrook	4,456	13.20%	$27.945	12/05/11	$78,312	$198,457

(1)	The year 2001 options vest ratably over four years on the anniversary date of the grant.

(2)	The dollar amounts under these columns are the result of calculations assuming 5 percent and 10 percent growth rates as set by the Securities and Exchange Commission and, therefore, are not intended to forecast future price appreciation, if any, of the Company’s Common Stock. The “realizable value” is based upon 10 years of appreciation.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

       The following table sets forth certain information with respect to the individuals named in the Summary Compensation Table regarding options held as of December 31, 2001.

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-The Money
			Options at Fiscal	Options At Fiscal
	Shares		Year End(#)	Year-End($)(1)
	Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise	Realized($)	Unexercisable	Unexercisable
Marshall T. Chiaraluce	–0–	–0–	24,180/50,052	$276,202/	$471,938

David C. Benoit	–0–	–0–	4,034/26,239	$32,639/	$240,863

James R. McQueen	–0–	–0–	5,639/24,213	$43,971/	$228,303

Terrance P. O’Neill	–0–	–0–	5,698/24,213	$44,844/	$228,303

Maureen P. Westbrook	–0–	–0–	5,639/24,213	$43,971/	$228,303

(1)	Based on the average of the high and low fair market value of the Company’s Common Stock as of December 31, 2001 ($29.63) less the exercise price of the option.

Retirement Plans

       All employees and officers of The Connecticut Water Company are entitled to participate in The Connecticut Water Company Employees’ Retirement Plan (the “Retirement Plan”), a non-contributory, qualified defined benefit plan. Retirement benefits are based on years of credited service and average annual earnings, which is defined to mean the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months. Retirement benefits under the Retirement Plan are not reduced by employees’ Social Security benefits. Contributions, which are actuarially determined, are made to the Retirement Plan by The Connecticut Water Company for the benefit of all employees covered by the Retirement Plan.

       The Internal Revenue Code of 1986, as amended (the “IRC”), imposes limits upon the amount of compensation that may be used in calculating retirement benefits and the maximum annual benefit that can be paid to a participant from a tax-qualified benefit plan. These limits affect the benefit calculation for certain individuals and effectively reduce their benefits under the Retirement Plan. In order to supplement Retirement Plan benefits, The Connecticut Water Company has entered into individual supplemental executive retirement agreements with certain executives, including all of the current executive officers named in the Summary Compensation Table. If the executive meets the age and any applicable service requirements under such an agreement, the annual retirement benefit payable will be equal to 60% of average annual earnings, as defined under the Retirement Plan but without the IRC compensation limit, offset by his or her benefit payable under the Retirement Plan. As of December 31, 2001, the estimated years of credited service under the Retirement Plan for Messrs. Chiaraluce, Benoit, McQueen, and O’Neill were 10, 6, 36 and 21, respectively, and for Ms. Westbrook 13 years.

       Examples of the annual benefit payable under the Retirement Plan and the supplemental executive retirement agreements, based on a straight life annuity, are presented in the table below.

Highest Average Annual
Compensation During	Annual
60 Consecutive Months	Benefit

$100,000	$60,000

125,000	75,000

160,000	96,000

170,000	102,000

200,000	120,000

225,000	135,000

250,000	150,000

275,000	165,000

300,000	180,000

In the case of each of Mr. Chiaraluce and Mr. Benoit, the annual benefit amounts are reduced by benefits payable under the retirement plan of a prior employer.

Employment Contracts, Change-in-Control, and Termination Arrangements

       During May 2001, the Company and The Connecticut Water Company entered into Amended and Restated Employment agreements with Messrs. Chiaraluce, Benoit, McQueen, and O’Neill and Ms. Westbrook. The intent of the agreements is to ensure continuity in the management of the Company in the event of a change in control of the Company. The agreements do not become effective until a change in control occurs (the “Effective Date”). A Change in Control is deemed to occur when (i) any person, other than the Company, The Connecticut Water Company or any employee benefit plan sponsored by the Company or The Connecticut Water Company, becomes the beneficial owner, directly or indirectly, of twenty (20%) percent or more of the common stock of the Company or The Connecticut Water Company; (ii) the stockholders of the Company or The Connecticut Water Company approve (A) any consolidation or merger of the Company or The Connecticut Water Company in which the Company or The Connecticut Water Company is not the continuing or surviving corporation (other than a consolidation or merger of the Company or The Connecticut Water Company in which holders of the common stock of the Company or The Connecticut Water Company have the same proportionate ownership of common stock of the surviving corporation) or pursuant to which the common stock of the Company or The Connecticut Water Company would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company or The Connecticut Water Company; (iii) there is a change in the majority of the Board of Directors of the Company or The Connecticut Water Company during a 24-month period, or (iv) the Board adopts a resolution to the effect that a change in control has occurred.

       As of the Effective Date, The Connecticut Water Company agrees to employ the executives for a continuously renewing three-year period commencing on the Effective Date. Compensation under the agreements is paid by The Connecticut Water Company and consists of (i) base salary, (ii) annual bonus, (iii) participation in incentive, savings and retirement plans and welfare plans applicable to executive employees, (iv) fringe benefits, (v) an office and support staff, and (vi) if the executive is employed on the date the Board approves a consolidation, merger, transfer of assets or other transaction described in clause (ii) of the definition of Change in Control above, a stay-on bonus equal to the executive’s then-current base salary, plus an amount equal to the target bonus under the “Officers Incentive Program” for the year in which such date occurs, payable in a lump sum, provided the executive is employed on the fifth day following the closing of such transaction. The stay-on bonus is also payable if the executive’s employment is terminated following such approval but prior to the fifth day following the closing of such transaction by the employer for any reason other than for cause, death or attainment of age 65, or if employment is terminated because of the executive’s disability or if the executive voluntarily terminates employment prior to such date for good reason.

       If the executive’s employment is terminated for cause or by reason of the executive’s death or attainment of age 65 or voluntarily by the executive other than for good reason, the obligations of The Connecticut Water Company under the agreements cease and the executive forfeits all rights to receive any compensation or other benefits under the agreement except compensation or benefits accrued or earned and vested by the executive as of the date of termination, including base salary through the date of termination and benefits payable under the terms of any qualified or nonqualified retirement or deferred compensation plans maintained by The Connecticut Water Company; provided, that if the executive’s employment is terminated by reason of the executive’s death, in addition to the preceding and any other death benefits which may become payable, base salary continues to be paid at the then current rate for a period of six months to the executive’s beneficiary or estate.

       If the executive’s employment is terminated for any reason other than cause, death or attainment of age 65, or if the executive’s employment is terminated by reason of the executive’s disability, or if the executive voluntarily terminates employment for good reason, the obligations of The Connecticut Water Company are, in addition to the stay-on bonus described above, payment or provision of: (i) a lump-sum payment in consideration of the executive’s covenants regarding confidential information and non-competition (the “Covenants”), in an amount determined by an independent expert to be the reasonable value of such Covenants as the termination date (the “Covenant Value”), but in no event greater than the aggregate value of the benefits provided in subparagraphs (ii) — (ix) below (the “Termination Benefits”); such Termination Benefits are to be offset by the Covenant Value, provided, however, that the executive may elect to receive any Termination Benefit that would be so offset, but in such event the Covenant Value will be reduced by the value of such Termination Benefit; (ii) an amount equal to three times the base salary of the executive plus three times the target bonus for the executive under the Officers Incentive Program for the year in which termination occurs, reduced by any amount payable under any applicable severance plan, payable over the three years following termination; (iii) the value of the aggregate amounts that would have been contributed on behalf of the executive under any qualified defined contribution retirement plan(s) then in effect, plus estimated earnings thereon had the executive continued to participate in such plan(s) for an additional three years; (iv) an amount equal to the difference between benefits which would have been payable to the executive under any deferred compensation agreement had the executive continued in the employ of The Connecticut Water Company for an additional three years and the benefits actually payable; (v) additional retirement benefits equal to the present value of the difference between the annual pension benefits that would have been payable to the executive under The Connecticut Water Company’s qualified defined benefit retirement plan and under any nonqualified supplemental executive retirement plan covering the executive had the executive continued to participate in such plan(s) for an additional three years and the benefits actually payable; (vi) if the executive’s employment is terminated by reason of disability, disability benefits at least equal to the most favorable of those provided by The Connecticut Water Company or the Company; (vii) all life, health, disability and similar welfare benefit plans and programs of The Connecticut Water Company for a period of three years, plus three additional years of credit for purposes of determining eligibility to participate in any such plan for retirees; (viii) three additional years of all other perquisites as the executive was receiving at the date of termination; and (ix) outplacement services for one year.

       In addition to the above, the executive will become fully vested in any form of non-cash compensation previously granted, such as restricted stock options, and performance share awards.

       In the event that any payment or benefit received or to be received by the executive under the agreement would be an “excess parachute payment”, as defined in IRC Section 280G, and subject to the federal excise tax imposed by IRC Section 4999, then a “gross-up payment” will be made to the executive in the event that the benefits payable to the Executive under the Agreement are subject to the excise tax on excess parachute payments. The gross-up payment would compensate the executive for the initial twenty percent (20%) excise tax payable on their excess parachute payments plus the income and excise taxes then becoming payable on the gross-up payment. As a result of the gross-up payment, the executive will receive an after-tax amount equal to the amount the executive would have received under the agreement had no excise tax been payable.

COMPENSATION COMMITTEE REPORT

       The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for making recommendations to the Board on executive compensation and administering the Company’s Performance Stock Program.

Executive Compensation Principles

       The Company’s executive compensation plan is designed to align executive compensation with the Company’s and/or The Connecticut Water Company’s strategic business planning, which includes management initiatives and business financial performance. Through this process the Compensation Committee has established a program to:

•	Attract and retain key executives critical to the long-term success of the Company.

•	Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of shareholder value.

•	Integrate compensation programs with both The Connecticut Water Company’s annual performance review and the Company’s and/or The Connecticut Water Company’s strategic planning and measuring processes.

•	Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

Executive Compensation Program

       The Company’s Compensation Program in 2001 consisted of three components: base salary, annual incentive compensation, and stock options. The annual compensation consists of a base salary and incentive compensation consists of any Common Stock performance shares, restricted shares, and cash units awarded through the Amended and Restated Performance Stock Program. The Compensation Committee recommends a salary range and a level of salary for executive officers. The Compensation Committee determines the salary or salary range, incentive compensation and stock options based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance. Incentive compensation is provided through the Company’s Amended and Restated Performance Stock Program.(1)

(1)	The Performance Stock Program currently provides for an aggregate maximum of up to 300,000 shares of Common Stock of the Company to be issued as either stock option grants or awards of restricted stock to eligible employees. As a result of the September 10, 2001 three-for-two stock split the aggregate maximum is 450,000 shares. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Compensation Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a shareholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period. Commencing with 1997 awards, the Program was amended to permit participants to defer income taxation of all or a portion of such restricted stock awards by electing instead to receive “performance shares” at the end of a chosen deferral period. Until the end of the deferral period, a participant holding performance shares has no rights as a shareholder of the Company. However, dividend equivalents are credited to such participant as additional performance shares. The Performance Stock Program was last amended and restated, effective April 23, 1999, and subject to shareholder approval, will be amended as of the April 26, 2002 Annual Meeting. Since April 23, 1999, the Program authorized the Compensation Committee to also issue stock options to eligible employees. To date, options covering 269,978 shares have been issued under the Performance Stock Program.

The Compensation Committee also reviews and approves the participation of executive officers of The Connecticut Water Company under the Performance Stock Program and the granting of stock options under the program. The Compensation Committee also approves the award value of Performance Stock each year as a percentage of base salary and the basis for judging performance over the following year.

       Each year, the Committee determines the maximum incentive award for each participant, which is generally based on a percentage of the salary range midpoint for the participant. The Committee also establishes corporate and individual performance measures for the chief executive officer and other executive officers based upon strategic priorities for the purpose of determining the percentage of maximum incentive award a participant is entitled to receive. The Committee may also determine the relative weights to be given to corporate and individual goals.

       Performance Stock awards for 1998 were based on whether the Company and/or The Connecticut Water Company had met certain goals based on objective performance criteria and attainment by participants of individual goals. The criteria for the 1999, 2000, and 2001 awards were based on The Connecticut Water Company’s customer value rating and water quality measures, the Company’s return on equity, other service and financial measures, and corporate goals.

       Awards granted as annual incentive compensation are payable in restricted shares of the Company’s Common Stock or, at the election of a participant, deferred “performance shares” or performance “cash units”. Any shares awarded are subject to certain transfer restrictions imposed by the Committee. Each executive has a threshold, target and maximum incentive amount expressed as a percentage of the salary range midpoint. In 2001, these amounts were 15 percent, 30 percent and 45 percent, respectively, of the salary midpoint for the chief executive officer, and 10 percent, 20 percent and 30 percent, respectively, for the other executive officers. The plan is intended to pay fully competitive annual cash compensation when performance against goals matches the target level. Based on a December 31, 2001 closing price, the Committee awarded $162,132 to Mr. Chiaraluce; $55,757 to Mr. Benoit; and $55,240 to Mr. McQueen; $50,171 to Mr. O’Neill, and $51,196 to Ms. Westbrook. Mr. Chiaraluce elected to receive his award in performance stock only; Mr. Benoit and Mr. McQueen elected to receive their awards split between cash and performance stock; Mr. O’Neill elected to receive his award in cash and restricted stock; and Ms. Westbrook elected to receive her award in cash, restricted stock, and performance stock.

       At the end of each fiscal year, the Committee reviews a management report on results versus goals and meets with the chief executive officer to evaluate the performance of the other executive officers. The Committee also meets in the absence of the chief executive officer to evaluate his performance. This performance, expressed as a percentage with threshold (80%), expected (100%), and maximum probable (120%), is used in the determination of annual restricted stock amounts. The Committee has the authority to modify the mathematical results of applying the terms of the Program when the Committee, exercising sound business judgment, deems it prudent to do so.

       Also under the Performance Stock Program, the Committee has the authority to award incentive stock options and/or non-qualified stock options to executive officers and other key employees. The ability to grant a variety of awards enables the Committee to respond to changing strategic, competitive, regulatory, tax and accounting forces in an efficient manner. Over time and through the use of the grant of awards, the Committee intends to grant options based on competitive norms and achieve the objective of having the executive officers and other senior management become significant shareholders of the Company so that their interests are aligned with the interests of the Company’s other shareholders.

       Executive officers may also participate in the Savings Plan (401(k)) of The Connecticut Water Company (as amended on October 1, 2000) and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a non-qualified salary deferral plan.

Chief Executive Officer Compensation

       The Compensation Committee determined the compensation for 2001 of Mr. Chiaraluce, the Chief Executive Officer (“CEO”), based upon a number of factors and criteria, including a review of the total compensation package of chief executive officers for similar companies of comparable size and capitalization and a review by the Compensation Committee of the CEO’s performance. The Compensation Committee approved the CEO’s participation in the Performance Stock Program for 2001. The Committee noted the continued efforts of Mr. Chiaraluce to avoid having The Connecticut Water Company request a general rate increase while achieving consistently higher earnings and increasing shareholder value during his 11 years as CEO. Mr. Chiaraluce was awarded 80% of the Common Stock allocated to him under the Performance Stock Program in 2001 or 4,373 of 5,483 shares originally allocated based upon his actual performance as measured against pre-established objectives identified by the Committee. Mr. Chiaraluce also received stock option grants in 2001 of 9,212 options, in each case exercisable at a price equal to the market price of the Company’s Common Stock on the date of the grant.

COMPENSATION COMMITTEE

Robert F. Neal, Chairman

Harold E. Bigler, Jr.
Marcia L. Hincks
Donald B. Wilbur

Performance Comparison Graph

       Set forth below is a line graph comparing the cumulative total shareholder return for each of the years 1997 — 2001 on the Company’s Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total shareholder return of companies in the Standard & Poor’s 500 Index and the Standard & Poor’s 500 Utilities Index.

	1996	1997	1998	1999	2000	2001

Connecticut Water Service, Inc.	$100	117.92	154.46	190.99	190.54	285.12
Standard & Poor’s 500 Index	$100	133.36	171.48	207.56	188.66	166.24
Standard & Poor’s 500 Utilities Index	$100	124.59	143.01	129.92	204.14	142.08

(Source: Standard & Poor’s Institutional Market Service)

Security Ownership of Certain Beneficial Owners and Management

       The following table lists, to the Company’s knowledge, the ownership of the Company’s Common Stock and the nature of such ownership for each Director and nominee for Director, for each executive officer named in the Summary Compensation Table, for all executive officers and Directors of the Company as group, and for each person who beneficially owns in excess of 5 percent of the outstanding shares of any class of the Company’s voting securities. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. All information is given as of February 14, 2002.

		Amount	Percent
Title of	Name of	Beneficially	of
Class	Beneficial Owner	Owned(1)	Class

Common	David C. Benoit(2)	5,975	*
Stock

	Marshall T. Chiaraluce(3)	36,322	*

	Roger Engle	11,758	*

	Mary Ann Hanley	350	*

	Marcia L. Hincks	1,510	*

	David A. Lentini	1,500	*

	Ronald D. Lengyel	1,125	*

	James R. McQueen(4)	9,741	*

	Robert F. Neal	1,500	*

	Terrance P. O’Neill(5)	2,610	*

	Arthur C. Reeds	1,500	*

	Lisa J. Thibdaue	700	*

	Maureen P. Westbrook(6)	3,392	*

	Donald B. Wilbur	3,627	*

	Directors and Executive Officers as a Group	81,610	*

	Mark G. Kachur (Nominee)	200	*

	Carol P. Wallace (Nominee)	200

Cumulative Preferred Stock — Series A, $20 par value	Herbert Johnson Annabelle Johnson 35 Carter Street, Bolton, CT 06043	900	6%

*	Indicates ownership of less than one percent of the class of securities.

(1)	Assumes that shares which the named person has a contractual right to acquire within 60 days have been acquired and are outstanding.

(2)	Includes 3,623 unrestricted and 379 restricted performance share units under the Company’s Performance Stock Program.

(3)	Includes 20,660 unrestricted and 4,145 restricted performance share units under the Company’s Performance Stock Program.

(4)	Includes 5,241 unrestricted and 836 restricted performance share units under the Company’s Performance Stock Program.

(5)	Includes 418 shares of restricted stock under the Company’s Performance Stock Program.

(6)	Includes 456 unrestricted 501 restricted performance share units and 167 shares of restricted stock under the Company’s Performance Stock Program.

PROPOSAL (2) — RATIFICATION OF APPOINTMENT OF AUDITORS

       Arthur Andersen LLP served as independent auditors for the Company and The Connecticut Water Company, for the calendar year ending December 31, 2001. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

       It is intended that unless otherwise specified, proxies will be voted in favor of the ratification of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford Connecticut, as independent auditors for the Company and The Connecticut Water Company for the calendar year ending December 31, 2002. The Company’s Audit Committee has recommended that the appointment of Arthur Andersen LLP be so ratified. Arthur Andersen LLP has no direct or indirect financial interest in the Company. Proposal (2) will be approved if the votes cast at the meeting favoring the appointment of Arthur Andersen LLP exceed the votes cast opposing such appointment. Broker non-votes and abstentions are not counted as votes cast and, therefore, have no effect.

       The Board of Directors is closely monitoring the congressional investigations and public disclosures concerning the bankruptcy filing of Enron Corp. and Arthur Andersen LLP’s involvement as independent auditor of Enron Corp. In the event that the shareholders fail to ratify the appointment, the Board of Directors will consider it as a direction to select other auditors for 2002. If the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent public accounting firm at any time during 2002 if the Board of Directors determines that such a change would be in the best interests of the Company and its shareholders.

       During fiscal year 2001, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts.

Audit Fees

       The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $84,000.

Financial Information Systems Design and Implementation Fees

       Arthur Andersen LLP rendered no professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

       The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees”, for the fiscal year ended December 31, 2001 were $109,998. Of this amount, $60,283 of this amount was for audit-related services, which includes employee benefit plan audits, an audit of an acquired subsidiary, accounting consultations, assistance with registration statements filed with the Securities and Exchange Commission and providing consents related thereto, and assistance with internal audit activities as permitted by professional standards.

       The Audit Committee has considered and determined that the provision of the services discussed above by the Company’s principal auditor is compatible with maintaining auditor independence.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL (2).

PROPOSAL (3) — APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CONNECTICUT WATER SERVICE, INC. PERFORMANCE STOCK PROGRAM

Background

       For the purpose of aiding the Company and its subsidiaries in attracting, retaining and motivating personnel and encouraging stock ownership by employees, the Company has maintained some form of stock option plan for employees since 1991. The Connecticut Water Service, Inc. Performance Stock Program (the “Program”) was approved by the shareholders of the Company at the Annual Meeting held on April 23, 1999.

       This Proposal No. 3, if approved by the shareholders, would increase the number of shares of Common Stock available for Awards (as defined below) under the Program, and add a provision to the Plan prohibiting the repricing of option Awards made under the Plan, but would not otherwise modify or amend any other feature of the Program.

       There are currently 450,000 shares of our Common Stock authorized for issuance under the Program (as adjusted to reflect the 3-for-2 stock split of the Common Stock effective on September 10, 2001). As of the date of this proxy statement, 375,009 shares have already been granted or reserved in connection with Awards under the Program, leaving only 74,990 shares available for future grant under the Program.

       This amendment would increase the number of shares of Common Stock authorized for issuance under the Program by 250,000 shares, increasing the total from 450,000 to 700,000 shares. The Board approved this amendment at a regular meeting of the Board held on February 13, 2002, subject to the approval of the shareholders. The Board believes the Program should be amended to increase the number of shares authorized for issuance in order to enable the Company to provide stock-based Awards to employees who have been responsible for the Company’s financial success and who will help meet the Company’s goals in the future.

       The second amendment would add a provision to the Program prohibiting the Compensation Committee from repricing option Awards previously made under the Plan. The Board approved this amendment by written consent resolutions dated February 28, 2002, subject to the approval of the shareholders. The Board believes that the Program should be amended to prohibit the repricing of option Awards made under the Plan because such an amendment is in the best interests of the Company and its shareholders and because the Company does not intend to reprice option Awards made under the Plan.

       Set forth below is a brief summary of certain provisions of the Program, as it is proposed to be amended and restated. This summary does not purport to be complete and is subject in all respects to the applicable provisions of the Program, a copy of which is attached hereto as Appendix A.

General

       The Program, as amended, provides for an aggregate of up to 700,000 shares of Common Stock of the Company to be issued as awards of stock options, shares of restricted stock or awards of performance share or cash units (each, an “Award”). The value of one share of the Company’s Common Stock as quoted on the NASDAQ national market system was $28.22 on March 1, 2002. No single individual may receive Awards for more than 150,000 shares. The number of employees currently eligible for Awards is approximately seven. Authorized but previously unissued shares, treasury shares and shares forfeited under the Program may be issued under the Program up to the maximum aggregate limit.

       The Program is administered by the Compensation Committee of the Board of Directors, consisting of at least two members of the Board, none of whom will be eligible to participate in the Program (the “Compensation Committee”). The Compensation Committee will have the general authority to interpret the provisions of the Program and adopt such rules as it deems necessary or desirable for the administration of the Program. Its further functions will involve such matters as the selection of employees who will participate in the Program subject to the terms of the Program and the determination of the size, type and terms of Awards made under the Program to such persons.

       The granting of Awards pursuant to the Program is discretionary with the Compensation Committee, and nothing in the Program may be deemed to give any employee the right to participate in the Program or receive Awards thereunder. The granting of Awards to any employee does not impose upon the Company any obligation to employ or continue to employ the employee. In addition, the right of the Company to terminate the employment of any employee is not diminished by reason of the fact that an

Award has been granted to such person. Each Award granted under the Program is embodied in a written Award agreement.

Non-Qualified and Incentive Stock Options

       The Compensation Committee may designate options as either non-qualified stock options (i.e., options not entitled to special tax benefits under the Internal Revenue Code of 1986, as amended (the “Code”)) or incentive stock options pursuant to Section 422 of the Code. See “Federal Income Tax Consequences”. Options must be issued at an option price no less than the fair market value of the Company’s Common Stock on the date of the grant (110% of fair market value in the case of incentive stock options granted to 10% shareholders). Subject to the foregoing, the price of the shares subject to each option is set by the Compensation Committee.

       As described above, the Board has approved, subject to the approval of the shareholders, an amendment to the Plan that provides that the exercise price of an outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

       The exercise of options granted under the Program is subject to terms and conditions set by the Compensation Committee and set forth in the agreement evidencing the option. The purchase price for the shares acquired upon exercise of the option may be paid (i) in cash or by certified check, or (ii) at the discretion of the Committee, by delivery of one or more stock certificates evidencing other shares of the Company with a fair market value on the date of exercise equal to the option price or (iii) by a combination of the methods described in (i) or (ii). The date of expiration of the option is fixed by the Committee, but in the case of incentive stock options, may not be longer than ten years from the date of the grant (five years in the case of 10% shareholders).

       All incentive stock options will terminate on the earlier of the expiration date or one year following termination of employment due to disability or death. Upon termination of employment for any reason other than disability or death, all options will expire on the earlier of their expiration date or ninety days following termination of employment. Non-qualified stock options may be subject to the same provisions with respect to termination, or may contain such other provisions as the Compensation Committee determines.

       Options are not transferable or assignable other than by will or the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant, except that the Compensation Committee may, in its sole discretion, allow for transfers of Awards (other than incentive stock options) to other persons or entities.

Restricted Stock

       An Award of a share of restricted stock is an Award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Compensation Committee for the performance period to which the Award relates and the continued employment of the participant with the Company or a majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a shareholder of the Company, including the right to vote and receive dividends, except that the participant shall not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period.

       Generally, a participant’s termination of employment prior to the end of the relevant performance period results in forfeiture of an Award of restricted stock, although the Compensation Committee is authorized to determine that all or any portion of the Award shall not be forfeited. If a portion of a restricted stock award is forfeited, the non-forfeited portion is reduced by the amount of any dividends previously paid to the participant with respect to the forfeited portion.

       A participant may elect, by written form provided to the Compensation Committee no later than December 24 of the year prior to the year in which an Award of restricted stock is made to have such award made in the form of performance shares instead, as described below.

Performance Share or Cash Units

       The Compensation Committee may establish performance programs and grant Awards of performance share or cash units pursuant to such programs. The Compensation Committee will establish performance goals and a schedule relating to such goals to determine the performance Awards to be granted to participants. At the completion of a performance Award period, the Compensation Committee will determine the award to be made to each participant by multiplying the number of performance units granted to each participant by a performance factor representing the degree of attainment of the performance goals.

       Performance share units will generally be paid in the form of Common Stock and cash units will be paid in cash, provided that the Compensation Committee may pay performance share units in the form of cash at the request of a participant. Payments of performance Awards will be made as soon as practicable after the end of an Award period, provided that participants may instead elect, by filing a written form with the Compensation Committee by December 24 of the year prior to which an Award is made to have such Award credited to a performance share account instead (with cash units being converted to performance shares at their current fair market value). Such account will be a bookkeeping account, which will be credited with the performance shares earned, as well as the equivalent (in additional performance shares) of any dividends that would be payable on Common Stock, and will be paid in the form of Common Stock upon the termination of a participant’s employment, unless the participant elects to have payment occur on another date by a written election filed with the Compensation Committee at least one year prior to the date on which the payment would otherwise occur. However, in the event of a participant’s disability or death, the participant or the participant’s beneficiary will be entitled to receive an immediate payment with respect to the entire performance account.

       Participants who have elected to have performance accounts established for them will also be able to receive payments from such accounts earlier than elected in the event they suffer an unforeseeable financial emergency, as determined in the sole discretion of the Compensation Committee. They may also elect to receive early payments if they agree to forfeit six percent of the amount of such payment.

Change-in-Control

       In the event of a change-in-control of the Company, as defined in the Program, all Awards will become fully vested, and all options will become immediately exercisable.

Amendment, Suspension, and Termination of the Program

       The Board may amend, suspend or discontinue the Program, provided that (1) the Board may not amend the Program to repeal the prohibition against option repricing without stockholder approval; and (2) the Board may not take any action which would cause the Program not to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422 of the Code, or any successor rules or statutes.

       The Program will terminate upon the latest to occur of (i) adoption by the Board of a resolution terminating the Program, (ii) the award and vesting of the maximum aggregate number of shares of Common Stock available under the Program, or (iii) April 23, 2004.

Effectiveness of the Program

       The proposed amendment to the Program shall become effective as of April 26, 2002, if approved by the shareholders of the Company.

Federal Income Tax Consequences

       Non-Qualified Stock Options. Holders of non-qualified stock options do not realize income as a result of the grant of the non-qualified stock options, but normally realize compensation income taxable at ordinary income rates upon the exercise of a non-qualified stock option, to the extent that the fair market value of the shares on the date of the exercise of the non-qualified stock options exceeds the option exercise price paid. The Company will be entitled to a tax deduction in an amount equal to the amount that the optionee is required to include in ordinary income at the time of such inclusion and will be required to withhold taxes on such ordinary income. The optionee’s initial tax basis for shares acquired upon the exercise of a non-qualified stock option will be the option exercise price paid plus the amount of ordinary income realized by the optionee. Any appreciation in the value of such shares subsequent to the date such ordinary income is recognized will qualify for long-term capital gains treatment if held for more than 12 months.

       Incentive Stock Options. Holders of incentive stock options will not be considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of the shares of the Common Stock so acquired, long-term capital gain normally will be recognized in the full amount of the difference between the amount realized upon such disposition and the option exercise price if no disposition of the shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of the shares of the Common Stock to the optionee upon exercise. If the shares of the Common Stock are sold or otherwise disposed of before the end of the one-year or two-year periods, the difference between the incentive stock option exercise price and the fair market value of the shares of the Common Stock on the date of the incentive stock option’s exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the shares of the Common Stock are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of the Common Stock.

       If an optionee transfers shares of the Common Stock acquired upon the exercise of an incentive stock option to acquire other shares of the Common Stock in connection with the exercise of another incentive stock option, the optionee will recognize income on the transaction if the transferred shares have not been held for the required holding periods.

       The difference between the fair market value of the Common Stock on the exercise date and the exercise price of an incentive stock option is deemed to be a “tax preference” under the alternative minimum tax rules of the Code.

       Restricted Stock. A recipient of restricted stock will recognize as additional compensation taxable as ordinary income for federal income tax purposes an amount equal to the fair market value of the stock at the time of the lapse of restrictions on the stock plus the amount of any dividends or other distributions not previously received and recognized as additional compensation with respect to such stock, unless the recipient makes an election to include such award in ordinary income at the time of award. When a participant disposes of shares of Common Stock acquired under the Program, any amount received in excess of the value of the shares of Common Stock on which the participant was previously taxed will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than that value, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

       The Company is entitled to claim a federal income tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

       Performance Share and Cash Units. A participant who receives a performance share or cash unit will recognize ordinary compensation income when paid the performance share (in an amount equal to the fair market value of the share when paid) or cash. Participants who elect to have performance share or cash units deferred in a performance share account, will delay taxability until amounts are paid with respect to such accounts. The Company will recognize a deduction when and in the amount that participants recognize ordinary income.

       When a participant disposes of shares of Common Stock acquired as a performance share, or attributable to a performance share account, any amount received in excess of the value of the shares of Common Stock on which the participant was previously taxed will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than that value, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

VOTE REQUIRED

       Proposal (3) regarding the adoption of the amended and restated Performance Stock Program will be approved if the votes cast at the meeting favoring approval and adoption of the amended and restated Performance Stock Program exceed the votes cast opposing such approval and adoption. Broker non-votes and abstentions are not counted as votes cast and, therefore, have no effect.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF PROPOSAL (3).

OTHER MATTERS

       The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

Deadlines Related to Shareholder Proposals for the 2003 Annual Meeting

       For business to be properly brought before an annual meeting by a shareholder, the business must be an appropriate matter to be voted by the shareholders at an annual meeting and the shareholder must have given proper and timely notice in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the Main Offices of the Company, 93 West Main Street, Clinton, CT 06413, no later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, which date for purposes of the 2003 Annual Meeting of Shareholders is December 27, 2002. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business.

       In addition, shareholder proposals intended to be presented at the Annual Meeting of Shareholders in 2003 must be received by the Company no later than November 19, 2002 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders.

Michele G. DiAcri
Corporate Secretary

March 19, 2002

       The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2001 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, can be mailed without charge to any shareholder. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. Shareholders can request this information by phone at 1-800-428-3985, ext. 3015, or by mail to Michele G. DiAcri, Corporate Secretary, Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413.

Appendix A

CONNECTICUT WATER SERVICE, INC.

PERFORMANCE STOCK PROGRAM

AMENDED AND RESTATED AS
OF APRIL 26, 2002

1.      Purpose

       The purpose of the Plan is to provide a means through which the Company may attract able persons to enter and remain in the employ with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees.

       So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, and Performance Share or Cash Unit Awards, or any combination of the foregoing.

2.      Definitions

       The following definitions shall be applicable throughout the Plan.

(a) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or Performance Share or Cash Unit Award under the Plan.

(b) “Award Agreement” means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.

(c) “Award Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share or Cash Units has been earned.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f) “Committee” means the Compensation Committee of the Board, or, if the Board so directs, the full Board or another committee appointed by the Board to administer the Plan as described in Section 4.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Connecticut Water Services, Inc.

(i) “Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

(j) “Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(k) “Eligible Person” means any person regularly employed by the Company or a Subsidiary.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

(n) “Holder” means a Participant who has been granted an Award, or a permitted transferee of such a Participant.

(o) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

(p) “Nonqualified Stock Option” means an Option granted under the Plan which is not designated as an Incentive Stock Option.

(q) “Normal Termination” means termination of employment or service with the Company or a Subsidiary other than by reason of death or Disability.

(r) “Option” means an Award granted under Section 7 of the Plan.

(s) “Option Period” means the period described in Section 7(c).

(t) “Option Price” means the exercise price set for an Option described in Section 7(a).

(u) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

(v) “Performance Goals” means the performance objectives established by the Committee with respect to an Award Period or Restricted Period, with respect to

Performance Share or Cash Units or Restricted Stock, respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period or Restricted Period.

(w) “Performance Cash Unit” means a hypothetical equivalent to a number of dollars established by the Committee and granted in connection with an Award made under Section 8 of the Plan.

(x) “Performance Share Unit” means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 8 of the Plan.

(y) “Plan” means the Company’s Performance Stock Program, as amended.

(z) “Restricted Period” means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 of the Plan.

(aa) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(bb) “Restricted Stock Award” means an Award of Restricted Stock granted under Section 9 of the Plan.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Stock” means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

(ee) “Subsidiary” means any corporation 50% or more of whose stock having general voting power is owned by the Company, or by another Subsidiary, as herein defined, of the Company.

3.      Effective Date, Duration and Shareholder Approval

       The Plan was first made effective as of April 19, 1991. This amendment and restatement of the Plan is to be effective as of April 26, 2002, and the validity of any and all Awards granted pursuant to the amended and restated Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code and Section 162(m)(4)(C)(ii) of the Code.

       The expiration date of the Plan, after which no Awards may be granted hereunder, shall be April 22, 2004; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.      Administration

       The Plan shall be administered by the Committee, which shall be composed of at least two persons, each member of which, at the time he or she takes any action with respect to an Award under the Plan, shall be a “Non-Employee Director”, as defined in Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and an “outside director”, as defined in Treasury Regulations sec. 1.162-27(e)(3), or any successor regulation. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

       Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a) Select the Eligible Persons to participate in the Plan;

(b) Determine the nature and extent of the Awards to be made to each Participant;

(c) Determine the time or times when Awards will be made to Eligible Persons;

(d) Determine the duration of each Award Period and Restricted Period;

(e) Determine the conditions to which the payment of Awards may be subject;

(f) Establish the Performance Goals, if any, for each Award Period;

(g) Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

(h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, Performance Share or Cash Units, and shares of Restricted Stock awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.

       The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.      Grant of Awards; Shares Subject to the Plan

       The Committee may, from time to time, grant Awards of Options, Restricted Stock, and/or Performance Share or Cash Units to one or more Eligible Persons; provided, however, that:

(a) Subject to Section 12, the aggregate number of shares of Stock made subject to all Awards may not exceed 700,000, and the aggregate number of shares of Stock subject to Awards to any single individual may not exceed 150,000.

(b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, Restricted Stock Award, or Performance Share or Cash Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

(c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

(d) The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

(e) Notwithstanding anything to the contrary in Sections 12 or 14 hereof, or any other applicable provision of the Plan, the Option Price of an outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower Option Price.

6.      Eligibility

       Participation shall be limited to Eligible Persons selected by the Committee.

7.      Stock Options

       The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person. Each Option so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

(a) Option Price. The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

(b) Manner of Exercise and Form of Payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable either by (i) United States dollars in cash or by check, (ii) at the discretion of the Committee, through shares of Stock valued at the Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months), or (iii) at the discretion of the Committee, by any combination of (i) and (ii) above.

(c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years with respect to Incentive Stock Options, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Award Agreement, an Incentive Stock Option shall expire earlier than the end of the Option Period in the following circumstances:

(i) If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Incentive Stock Option shall expire on the earlier of the last day of the Option Period or the date that is ninety days after the date of such Normal Termination. In such event, the Incentive Stock Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination;

(ii) If the Participant dies prior to the end of the Option Period and while still in the employ of the Company or such Participant becomes Disabled, the Incentive Stock Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or Disability of the Participant. In the event of death or Disability, the Incentive Stock Option shall remain exercisable by the Participant or the Holder or Holders to whom the Participant’s rights under the Incentive Stock Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Incentive Stock Option was exercisable by the Participant at the time of death or Disability.

       In granting any Nonqualified Stock Option, the Committee may specify that such Nonqualified Stock Option shall be subject to the restrictions set forth in Section 7(c)(i) or (ii) herein with respect to Incentive Stock Options, or such other termination and cancellation provisions as the Committee may determine.

(d) Other Terms and Conditions. In addition, each Option granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

(i) Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

(iii) Subject to Section 11(k), Options issued pursuant to this Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by the Holder.

(iv) Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement.

(v) Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

(e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

(h) Conversion of Incentive Stock Options into Nonqualified Stock Options; Termination of Incentive Stock Options. The Committee, at the written request of any Holder, may in its discretion, take such actions as may be necessary to convert such Holder’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonqualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Holder is an employee of the Company or a Subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the Option Period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Holder) may impose such conditions on the exercise of the resulting Nonqualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Holder the right to have such Holder’s Incentive Stock Options converted into Nonqualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Holder, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

8.      Performance Share or Cash Units

(a) Award Grants. The Committee is authorized to establish performance programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share or Cash Units to Eligible Persons in accordance with such performance programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share or Cash Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award.

(b) Determination of Award. At the completion of a Performance Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock or amount of cash earned with respect to each Participant’s Performance Share or Cash Unit Award by multiplying the number of Performance Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

(c) Payment of Performance Share or Cash Unit Awards. Performance Share or Cash Unit Awards shall be payable in that number of shares of Stock or that amount of cash determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant of Performance Share Units in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the business day prior to payment. Payments of Performance Unit Awards shall be made as soon as practicable after the completion of an Award Period; provided, however, that if a Participant makes the election described below, Performance Share or Cash Units (with any Cash Units being converted into equivalent Performance Shares) shall instead be credited to the Participant’s Performance Share Account. Such credit of Performance Shares to a Participant’s Performance Share Account shall be made as of the same date as payment of the Award would have been made to the Participant had no prior election been made.

(i) Elections. Any election to have an Award or a portion of an Award credited to a Performance Share Account shall be made on a written form provided by the Company for such purpose and shall only be effective with respect to Awards that may be made on and after the January 1 following the Company’s receipt of such form, provided that such form is received by the December 24 prior to the applicable January 1. Any such election shall be made only in increments of ten percent (10%) of the Award (rounded to the nearest whole share) and shall be effective only for Awards made during the year in which the election becomes effective.

(ii) Performance Share Account. The Company shall maintain on its books and records a Performance Share Account to record its liability for future payments to the Participant or his beneficiary pursuant to the Plan. However, a Performance Share Account under the Plan shall constitute an unfunded arrangement; the Company shall not be required to segregate or earmark any of its assets for the benefit of the Participant or his beneficiary, and the amount reflected in a Performance Share Account shall be available for the Company’s general corporate purposes and shall be available to the Company’s general creditors. The amount reflected in a Performance Share Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Participant or his or her beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Participant nor his or her beneficiary may assert any right or claim against any specific assets of the Company in respect of a Performance Share Account, and the Participant and his

or her beneficiary shall have only a contractual right against the Company for the amount reflected in a Performance Share Account.

Notwithstanding the foregoing, in order to pay amounts which may become due under the Plan in respect of a Participant’s Performance Share Account, the Company may establish a grantor trust (hereinafter the “Trust”) within the meaning of Section 671 of the Code. Some or all of the assets of the Trust may be dedicated to providing benefits to the Participants pursuant to the Plan, but, nevertheless, all assets of the Trust shall at all times remain subject to the claims of the Company’s general creditors in the event of the Company’s bankruptcy or insolvency.

(iii) Dividend Equivalents. On every date on which a dividend or other distribution is paid with respect to Common Stock, commencing with the first such payment date after the date on which a Performance Share is credited to a Participant’s Performance Share Account and continuing until such Performance Share is either forfeited or paid out, there shall be credited to the Participant’s Performance Share Account a Dividend Equivalent in respect of such Performance Share. A Dividend Equivalent shall mean, with respect to a whole Performance Share credited to a Participant’s Performance Share Account, a measure of value equal to the fractional share of Common Stock that could be purchased with the amount that would have been paid to the Participant as a dividend or other distribution if the Participant had owned a whole share of Common Stock in lieu of said whole Performance Share, the date of such deemed purchase being the dividend payment date. Dividend Equivalents are expressed in the form of Performance Shares.

(iv) Participant Not a Stockholder. The Participant shall have no stockholder’s rights with respect to any shares of Common Stock in respect of which Performance Shares are credited to his or her Performance Share Account.

(v) Payments in Respect of Performance Shares.

1. Termination of Employment: In the event of a Participant’s Normal Termination and without a payment date having been specified as provided below, such Participant shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant’s Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Participant’s termination of employment.

2. Election of Participant: Upon prior written election by a Participant, the Participant shall be entitled to receive payment in respect of an Award of Performance Shares, to the extent then vested, and any Dividend Equivalents earned on such Award on the date or dates specified in such written election. Such election must either be made as part of the election to have such Award of Performance Shares credited to a Performance Share Account as provided above, or at any time at least one year prior to the date on which such payment would otherwise be made. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares, including related Dividend Equivalents, then credited to the Participant’s Performance Share Account with respect to such Award, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. The Participant’s Performance Share Account thereafter shall be reduced to reflect the foregoing payment. Nothing herein shall preclude separate elections with respect to separate Awards.

3. Disability or Death While Employed by the Company: Notwithstanding an election made pursuant to the preceding section, in the event of a Participant’s termination of employment for reasons of Disability or death, Participant or his or her beneficiary, as the case may be, shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant’s Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant or his or her beneficiary within sixty (60) days after the Company has been notified in writing of the Disability or death of the Participant and has been provided with any additional information, forms or other documents it may reasonably request.

4. Hardship Payment: Notwithstanding an election made pursuant to the Plan or the Participant’s continued employment with the Company, if the Committee, upon written petition of the Participant, determines, in the Committee’s sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Participant shall be entitled to receive, as soon as practicable following such determination, payment sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant’s Performance Share Account. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of whole shares of Common Stock, the proceeds from the sale of which would be sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant’s Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of a hardship payment in respect of the Participant’s entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. For purposes of the foregoing, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as generally the purchase of a house or educational expenses for children shall not be considered to be the result of an unforeseeable financial emergency. Said shares of Common Stock and any cash amount shall be transferred to the Participant as soon as practicable after the Committee determines that the Participant has suffered an unforeseeable financial emergency. The Participant’s Performance Share Account thereafter shall be reduced o reflect the foregoing payment.

5. Early Withdrawal: Notwithstanding an election made pursuant to the Plan or the Participant’s continued employment with the Company, the Participant, upon written petition to the Committee at any time, shall be entitled to receive payment in respect of all or any portion of the amount then credited to his or her Performance Share Account, subject to a forfeiture penalty of six percent (6%) of the amount of the payment requested by the Participant. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of shares of Common Stock equal to the number of whole Performance Shares requested by the Participant in the written petition and then credited to the Participant’s Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of an early withdrawal in respect of the Participant’s entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Company has received the Participant’s written petition. The Partici-

pant’s Performance Share Account thereafter shall be reduced to reflect the foregoing payment and the six percent (6%) forfeiture penalty.

(d) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; or (iv) any other factors which the Committee deems appropriate; provided, however, that no such change may increase the amount of an Award that would otherwise be payable to any “covered employee” as defined in Section 162(m)(3) of the Code.

9.      Restricted Stock Awards

(a) Award of Restricted Stock.

(i) The Committee shall have the authority (1) to grant Restricted Stock Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

(ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (1) an escrow agreement satisfactory to the Committee, and (2) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, and to receive dividends paid thereon.

(iii) Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

(ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in the written Award Agreement.

(d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award Agreement, in the event a Participant terminates employment with the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company. In the event of such a forfeiture, the amount of an Award that would otherwise be payable shall be reduced, but not below zero, by the amount of any dividends previously paid to the Holder with respect to the forfeited Restricted Stock.

(e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 9(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his or her beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder’s account with respect to such Restricted Stock and the interest thereon, if any.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of , between Connecticut Water Service, Inc. and . A copy of such Agreement is on file at the offices of the Company.”

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

(g) Deferral. Upon election by a Participant, a whole share of Restricted Stock that would otherwise have been granted to the Participant shall instead be made in the form of Performance Shares, and such Performance Shares shall be credited to the Participant’s Performance Share Account, subject to the provisions of Section 8. Such credit of Performance Shares shall be made as of the same date as Restricted Stock would have been awarded to the Participant had no prior election been made. Any such election shall be made by December 24 prior to the year in which the Award for which the election is made will be made, and shall otherwise comply with the requirements for elections in Section 8(c). If an event occurs which would have caused forfeiture of the Restricted Stock for which an election pursuant to this paragraph is made, then the equivalent Performance Shares, along with any related Dividend Equivalents, shall be forfeited.

10.   Non-Competition Provisions

       In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of the Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

11.   General

(a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

(b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. The Company shall accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

(e) Claim To Awards and Employment or Service Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Payments To Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in such member’s capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Connecticut without regard to the principles of conflicts of law thereof.

(j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(k) Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.

(l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(m) Relationship To Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(n) Expenses. The expenses of administering the Plan shall be borne by the Company.

(o) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(p) Change-In-Control. Notwithstanding anything in the Plan to the contrary, in the event of a “Change-in-Control”, as defined below, all Awards made pursuant to the Plan shall become fully vested immediately, and all Options shall be immediately exercisable (provided that if the “Change-in-Control” occurs with respect to a Subsidiary, only Awards and Options granted to employees of such Subsidiary shall be affected), unless the Committee provides otherwise in an Award Agreement. A “Change-in-Control” shall be deemed to have occurred if after the date an Award is granted (i) a public announcement shall be made or a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any Person (as defined below), other than Company or a Subsidiary or any employee benefit plan sponsored by Company or a Subsidiary, is the beneficial owner (as the term is defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of twenty percent (20%) or more of the total voting power represented by Company’s or a Subsidiary’s then outstanding voting common stock (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire voting common stock); or (ii) any Person, other than Company or a Subsidiary or any employee benefit plan sponsored by Company or a Subsidiary, shall purchase shares pursuant to a tender offer or exchange offer to acquire any voting common stock of Company or a Subsidiary (or securities convertible into such voting common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the beneficial owner directly or indirectly, of twenty percent (20%) or more of the total voting power represented by Company’s or a Subsidiary’s then outstanding voting common stock (all as calculated under clause (i)); or (iii) the stockholders of Company or a Subsidiary shall approve (A) any consolidation or merger of Company or a Subsidiary in which Company or a Subsidiary is not the continuing or surviving corporation (other than a merger of Company or a Subsidiary in which holders of the outstanding capital stock of Company or the Subsidiary immediately prior to the merger have the same proportionate ownership of the outstanding capital stock of the surviving corporation immediately after the merger as immediately before), or pursuant to which the outstanding capital stock of Company or a Subsidiary would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Company or a Subsidiary; or (iv) there shall have been a change in the composition of the Board of Directors of Company or a Subsidiary at any time during any consecutive twenty-four (24) month period such that “continuing directors” cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election of each new Director was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who were Directors at the beginning of such period; or (v) the Board of Directors of Company or a Subsidiary, by a vote of a majority of all the Directors adopts a resolution to the effect that a “Change-in-Control” has occurred for purposes of this Agreement. “Person” shall mean any individual, corporation, partnership, company or other entity, and shall include a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

12.   Changes in Capital Structure

       Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

       Notwithstanding the above, in the event of any of the following:

(a) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

(b) All or substantially all of the assets of the Company are acquired by another person;

(c) The reorganization or liquidation of the Company; or

(d) The Company shall enter into a written agreement to undergo an event described in clauses (a), (b) or (c) above, then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 12 may be varied by the Committee in any particular Award agreement.

13.   Nonexclusivity of the Plan

       Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   Amendment and Termination

       The Board may at any time terminate the Plan. Subject to Section 5(e), with the express written consent of an individual Participant, the Committee may cancel or reduce or otherwise alter outstanding Awards. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that (i) any such amendment shall be contingent on obtaining the approval of the stockholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law, including the requirements for qualification of Incentive Stock Options or rule of any stock exchange or automated quotation system on which the Company’s equity securities are traded or quoted; and (ii) no alteration or amendment of the Plan that would repeal the prohibition against repricing set forth in Section 5(e) hereof shall be made without the approval of the Company’s stockholders.

                  *                  *                  *

       As adopted by the Board of Directors of Connecticut Water Service, Inc. on March 4, 2002.

Directions to Connecticut Water Service, Inc. Annual Meeting of Shareholders

The Saybrook Point Inn
2 Bridge Street
Old Saybrook, Connecticut 06475

From New Haven / New York

Take I-95 North to Exit 67. Bear right off exit ramp onto Route 154 South. Go straight through two traffic lights, turn left at third light. Proceed straight, past the Old Saybrook town center, to Shore Points until you come to a three-way stop sign. (The inn is in front of you to the right.) Turn right at stop sign and turn left into the Inn’s parking lot. Drop off and handicap parking is available.

From New London

Take I-95 South to Exit 68. At end of exit ramp, bear left. Proceed to stop sign and turn right onto Old Boston Post Road. Travel  1/2 mile to the first traffic light and turn left onto Route 154 South. On Route 154, turn left at second traffic light. Proceed straight, past the Old Saybrook town center, to Shore Points until you come to a three-way stop sign. (The inn is in front of you to the right.) Turn right at stop sign and turn left into the Inn’s parking lot. Drop off and handicap parking is available.

From Hartford / Bradley Airport

Take I-91 South to Route 9 South (left exit). Take Route 9 South to Exit 2. Turn right off exit ramp onto Route 154 South — go through 3 traffic lights — at 4th light, turn left. Proceed straight, past the Old Saybrook town center, to Shore Points until you come to a three-way stop sign. (The inn is in front of you to the right.) Turn right at stop sign and turn left into the Inn’s parking lot. Drop off and handicap parking is available.

From I-84 Eastbound/Westbound

Take I-84 South to I-91 South. Take I-91 South to Route 9 South to Exit 2. Turn right off exit ramp onto Route 154 South — go through 3 traffic lights — at 4th light, turn left. Proceed straight, past the Old Saybrook town center, to Shore Points until you come to a three-way stop sign. (The inn is in front of you to the right.) Turn right at stop sign and turn left into the Inn’s parking lot. Drop off and handicap parking is available.

Friday, April 26, 2002

Meeting begins at 2:00 PM — Doors open at 1:30 PM

If you plan to attend the meeting, please call 1-800-428-3985, Ext. 3012

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CONNECTICUT WATER SERVICE, INC.

ANNUAL MEETING OF SHAREHOLDERS
April 26, 2002
2:00 p.m. local time

         The undersigned shareholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce, David C. Benoit, Michele G. DiAcri, and James R. McQueen, or any one of them, attorneys or proxies for the undersigned, with power of substitution, to act, and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company’s Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of Connecticut Water Service, Inc. to be held at The Saybrook Point Inn, Old Saybrook, Connecticut, April 26, 2002, at 2:00 pm, and at any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

            FOLD AND DETACH HERE

CONNECTICUT WATER SERVICE, INC. — ANNUAL MEETING, APRIL 26, 2002

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-874-4878 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2.	Via the Internet at www.proxyvotenow.com/ctw and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The Board of Directors recommends a vote “FOR” all nominees and “FOR” Proposals 1, 2, and 3.

Please mark your votes as indicated in this example

1.	For election of Directors:	For	With- hold	For All Except

(01) Mark G. Kachur

(02) Carol P. Wallace

(03) Mary Ann Hanley

(04) Ronald D. Lengyel

(05) David A. Lentini

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) in the space provided below.

		For	Against	Abstain

2.	Proposal to ratify the appointment of Arthur Andersen LLP as independent auditor for the company for the calendar year ending December 31, 2002.

		For	Against	Abstain

3.	Approval and adoption of the Connecticut Water Service, Inc. Performance Stock Program

Mark here if you plan to attend the meeting

Mark here for address change and note change

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

* * *  IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW  * * *

            FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1.	By Mail (traditional method); or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, April 25, 2002.

Vote by Telephone	Vote by Internet

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-874-4878.	It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:	Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.	1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-874-4878.	2. Go to the Website https://www.proxyvotenow.com/ctw

3. Enter your 9 digit Control Number located on your Proxy Card below.	3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.	4. Follow the recorded instructions.

Your vote is important!	Your vote is important!

Call 1-866-874-4878 anytime!	Go to https://www.proxyvotenow.com/ctw

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
OR BY MAIL, WILL BE THE VOTE COUNTED.

FOR TELEPHONE/
INTERNET VOTING:
CONTROL NUMBER